Restricted Cash	9 Months Ended
Sep. 30, 2021
Cash and Cash Equivalents [Abstract]
Restricted Cash
3. Restricted Cash
On September 3, 2021, the Company entered into a Subordinated Credit Agreement with Cargill Financial Services International, Inc. (“Cargill Financial”). See Note 7—Debt for further detail. Under the agreement, the Company is able to borrow up to $50,000 thousand (the “Cargill Loan”) from Cargill Financial. As part of the Cargill Loan, the Company is required to establish an “Interest Reserve Account,” which is a deposit account, that contains minimum funds in an amount equal to or greater than the Minimum Interest Amount (as set forth in the Cargill Loan). The Company has drawn a total of $16,293 thousand on the Cargill Loan as of September 30, 2021. Out of the total outstanding balance, $4,416 thousand was to fund the Interest Reserve Account, and is classified as “Restricted cash” in the Condensed Consolidated Balance Sheet.